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                                                                   EXHIBIT 10.46

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

      THIS AGREEMENT (this "Amendment") is dated as of September 30, 1999 by and among JERRY'S FAMOUS DELI, INC. (the "Parent"); JFD, INC., a California corporation, NATIONAL DELI CORPORATION, a Florida corporation, and JERRY'S FAMOUS DELI L.A., INC., a California corporation (the "Subsidiaries" and, together with the Parent, the "Borrowers"); BANKBOSTON, N.A., a national banking association, as a "Lender" under the Credit Agreement referred to below (together with its successors and assigns as Lenders, the "Lenders"); and BANKBOSTON, N.A., a national banking association, as agent for the Lenders (the "Agent").

                                    RECITALS

      A. The Borrowers, the Lenders and the Agent are parties to a Credit Agreement dated as of September 11, 1998 (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

      B. The Borrowers have requested an amendment to the amortization schedule for Term Loans and amendments to certain financial covenant levels.

      C. The Agent and the Lenders are willing to agree to the same, subject to the terms and conditions thereof.

      NOW THEREFORE, for good and valuable consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      A.    AMENDMENTS TO CREDIT AGREEMENT.

      1. SCHEDULED PAYMENTS OF TERM LOANS. Section 2.2(b) of the Credit Agreement is revised to read in its entirety as follows:

            "(b) Scheduled Repayments of Term Loans. The Borrowers shall pay jointly and severally to the Agent for the account of the Lenders principal of the Term Loans in 17 consecutive quarterly installments in the amounts set forth below, payable on each Quarterly Date falling during the periods set forth below, commencing on June 30, 1999:

                   Period                         Amount
                   ------                         ------

      June 30, 1999 - September 30, 1999         $585,000
      December 31, 1999 - June 30, 2003          $380,000
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          All remaining principal, interest and other amounts payable in respect of the Term Loans will, if not sooner paid, become due and payable on the Term Loan Maturity Date."

     2. LEVERAGE RATIO. Section 5.1 of the Credit Agreement is revised to read in its entirety as follows:

          "5.1 MAXIMUM LEVERAGE RATIO. The ratio of Consolidated Funded Indebtedness at any time through June 30, 1999 to Consolidated EBITDA for the most recently ended Reference Period to be greater than 3.25:1:00 and the ratio of Consolidated Funded Indebtedness at any time on or after September 30, 1999 to Consolidated EBITDA for the most recently ended Reference Period to be greater than 2.50:1.00."

     2. FIXED CHARGE COVERAGE. Section 5.2 of the Credit Agreement is revised to read in its entirety as follows:

          "5.2 MINIMUM FIXED CHARGES COVERAGE RATIO. The ratio of Consolidated Cash Flow for any Reference Period ending on any Quarterly Date falling during any period identified in the table below to Consolidated Financial Obligations for such Reference Period to be less than the ratio specified below opposite such period:

                                                             Minimum Fixed
                  Period                                 Charges Coverage Ratio
                  ------                                 ----------------------

     September 30, 1998 - June 30, 1999                         1.50:1.00
     September 30, 1999 and all Quarterly Dates thereafter      1.05:1.00"
                                                                ----------

     4. INTEREST COVERAGE. Section 5.3 of the Credit Agreement is revised to read in its entirety as follows:

          "5.3 MINIMUM INTEREST COVERAGE RATIO. The ratio of Consolidated EBITDA for any Reference Period ending on any Quarterly Date falling during any period identified in the table below to Consolidated Interest Expense for such Reference Period to be less than the ratio specified below opposite such period.

                                                             Minimum Interest
                  Period                                      Coverage Ratio
                  ------                                  ----------------------

     September 30, 1998 - March 31, 2000                        3.75:1.00
     June 30, 2000 - September 30, 2000                         4.25:1.00
     December 31, 2000 and all Quarterly Dates thereafter       4.50:1.00"

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      5.   APPLICABLE MARGIN. Notwithstanding Section 2.3(c) of the Credit
Agreement, the Applicable Margin from the date of this Agreement until the next Interest Adjustment Date (beginning with the financial statements for the fiscal quarter ending December 31, 1999) for Revolving Loans, Term Loans and the Commitment Fees shall be based upon the Level IV Applicable Margins set forth in
Section 2.3(c) (subject to a higher default rate during the existence of any Event of Default as set forth in Section 2.3(d)).

      B. NO FURTHER AMENDMENTS. Except as amended hereby and as previously amended in writing, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

      C. CONFIRMATION OF SECURITY. All Security Documents heretofore executed by the Borrowers and each of them shall remain in full force and effect and, by the Borrowers' signature hereto, such Security Documents are hereby ratified and affirmed in all respects.

      D. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby jointly and severally represent and warrant to, and agrees with, the Agent and the Lenders that:

      1. The execution and delivery of, and performance by the Borrowers of their respective obligations under, this Amendment have been duly authorized by all requisite corporate and member action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, including without limitation the certificate of formation, operating agreement of any Borrower that is a limited liability company, the charter documents or by-laws of any corporate Borrower, or any material indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower pursuant to, any such indenture, agreement or instrument.

      2. The Borrowers have delivered to the Agent true and complete copies of all such corporate, membership and other resolutions as were necessary to authorize the execution, delivery and performance of this Amendment by the Borrowers, each certified by the appropriate secretary or other officer. This Amendment constitutes the valid and binding obligation of the Borrowers, enforceable against them in accordance with it terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

      3. The Borrowers are not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment.

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     4.   As of the date hereof and after giving effect to this Amendment, no
Default has occurred and is continuing.

     E.   MISCELLANEOUS.

     1. As provided in the Credit Agreement and Security Documents, the Borrowers jointly and severally agree to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

     2. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     3. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts together constitute one and the same agreement.


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     IN WITNESS WHEREOF, the Agent, the Lenders and the Borrowers have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

AGENT:                                  LENDER:

BANKBOSTON, N.A., as Agent              BANKBOSTON, N.A.


By: [SIGNATURE ILLEGIBLE]               By: [SIGNATURE ILLEGIBLE]
    ---------------------------             ---------------------------
    Title:                                  Title:


BORROWERS:

JERRY'S FAMOUS DELI, INC.               NATIONAL DELI CORPORATION


By: [SIGNATURE ILLEGIBLE]               By: [SIGNATURE ILLEGIBLE]
    ---------------------------             ---------------------------
    Title:                                  Title:


JFD, INC.                               JERRY'S FAMOUS DELI L.A., INC.


By: [SIGNATURE ILLEGIBLE]               By: [SIGNATURE ILLEGIBLE]
    ---------------------------             ---------------------------
    Title:                                  Title: